EXHIBIT 10.5

PROMISSORY NOTE

Amount:  $50,000.00          Date:  12/04/2000

BORROWER                              PROMISES TO PAY LENDER
Shadows Bend Development, Inc.          Three Oaks Manor, Inc.
200 Lafayette Street                    1072 North 72nd Avenue
Suite 750                               Pensacola, Florida 32506
Baton Rouge, Louisiana 70801

For the value received, the undersigned Shadows Bend Development, Inc.
(BORROWER) promises to pay to the order of Three Oaks, Manor, Inc. (LENDER)
the sum of fifty thousand dollars and no cents ($50,000.00) at such place as the LENDER may designate in writing.

RE-PAYMENT - shall consist of the following:  The original amount of note fifty thousand dollars ($50,000.00) plus ten thousand dollars and no cents
($10,000.00) plus twenty thousand (20,000) shares of Shadows Bend Development,
Inc. stock.

DUE DATE:  Payment in the amount of $60,000.00 and 20,000 shares of Shadows
Bend Development, Inc. stock shall be payable on January 02, 2003.

All payments of this NOTE shall be applied first in payment of accrued interest and any remainder in payment of principal.

If any installment is not paid when due, the remaining unpaid balance and accrued interest shall become due immediately at the option of the LENDER.

The BORROWER reserves the right to repay this NOTE by making payment in full of the then remaining unpaid principal and accrued interest.

If any payment obligation under this NOTE is not paid when due, the BORROWER promises to pay all collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

If any of the following events of default occur, this NOTE and any other obligations of the BORROWER to the LENDER, shall become immediately due, without demand or notice.

     1.     the failure of the BORROWER to pay the principal and any accrued interest in full on or before the DUE DATE;
     2.     the death of the BORROWER(s) or LENDER(s);
     3.     the filing of bankruptcy proceedings involving the BORROWER as a
            DEBTOR;
     4.     the application for appointment of a receiver for the BORROWER;
     5.     the making of a general assignment for the benefit of the BORROWER'S creditors;
     6.     the insolvency of the BORROWER, or
     7.     the misrepresentation by the BORROWER to the LENDER for the purpose of obtaining or extending credit

In addition, the BORROWER shall be in default if there is a sale, transfer, assignment, or any other disposition of any assets pledged as security for the payment of this NOTE, or if there is a default in any security agreement which secures this NOTE.

If any one or more of the provisions of this NOTE are determined to be unenforceable. in whole or in part, for any reason, the remaining provisions shall remain fully operative.

All payments of principal and interest on this NOTE shall be paid in the legal currency of the United States.  BORROWER waives presentment for payment., protest, and notice of protest and nonpayment of this NOTE.

No renewal or extension of this NOTE, delay in enforcing any right of the
LENDER under this NOTE, or assignment by LENDER of this NOTE shall affect the liability of the BORROWER.  All rights of the LENDER under this NOTE are cumulative and may be exercised concurrently or consecutively at the LENDER'S option.

This NOTE shall be construed in accordance with the laws of the State of
Louisiana

Signed the 9th day of December, 2000, at Baton Rouge, Louisiana.

BORROWER:
Shadows Bend Development, Inc.
200 Lafayette Street, Suite 750
Baton Rouge.  Louisiana 70801

By: /s/ Alvin J. Gautreaux, Jr.
Alvin Gautreaux, Jr. Director/Secretary/COO/Vice-President